UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☑	Definitive Additional Materials
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Norfolk Southern Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 10, 2018.

NORFOLK SOUTHERN CORPORATION

NORFOLK SOUTHERN CORPORATION
ATTN: ELIZABETH C. PARKER
THREE COMMERCIAL PLACE
NORFOLK, VA 23510-2191
Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	March 1, 2018
Date: May 10, 2018	Time: 8:30 A.M. EDT
Location:	Hilton Norfolk The Main 100 East Main Street Norfolk, Virginia
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and for voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. NOTICE AND PROXY STATEMENT                2. ANNUAL REPORT               3. FORM OF PROXY
How to View Online:
Have the information that is printed in the box marked by the arrow ➔    XXXX XXXX XXXX XXXX    (located on the following page) and visit: www.proxyvote.com.
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1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
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— How To Vote — Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the proxy statement for special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ➔    XXXX XXXX XXXX XXXX    (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
Shareholder Meeting Registration: To attend the meeting in person, go to the “Register for Meeting” link at www.proxyvote.com.

Voting Items
The Board of Directors recommends you vote FOR items 1-3:

1.	Elections of Directors

Nominees:

1a. Thomas D. Bell, Jr.

1b. Wesley G. Bush

1c. Daniel A. Carp

1d. Mitchell E. Daniels, Jr.

1e. Marcela E. Donadio

1f. Steven F. Leer

1g. Michael D. Lockhart

1h. Amy E. Miles

1i. Martin H. Nesbitt

1j. Jennifer F. Scanlon

1k. James A. Squires

1l. John R. Thompson
The Board of Directors recommends you vote FOR items 1-3:

2.	Ratification of the appointment of KPMG LLP, independent registered public accounting firm, as Norfolk Southern's independent auditors for the year ending December 31, 2018.

3.	Approval of advisory resolution on executive compensation, as disclosed in the proxy statement for the 2018 Annual Meeting of Shareholders.

The Board of Directors recommends you vote AGAINST item 4:

4.	If properly presented at the meeting, a shareholder proposal regarding right to act by written consent.

NOTE: In addition, in their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.